U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               Amendment No. 1 to
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 22, 2000


                            VIDEOLOCITY INTERNATIONAL, INC.
                 (Exact Name of Registrant as Specified in its Charter)

           Nevada                       33-2310-D              87-0429154
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification  No.)

     1762-A Prospector Drive
         Park City, Utah                                   84060
 (Address of Principal Executive                         (Zip Code)
             Offices)

                                 (801) 230-0839
              (Registrant's telephone number, including area code)

               136 Heber Avenue, Suite 209, Park City, Utah 84060
          (Former Name or Former Address, if Changed Since Last Report)

         The undersigned Registrant hereby amends Item 7 of its current report on Form 8-K dated January 4, 2001 to read in its entirety as follows:

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of businesses acquired.

(b)      Pro forma financial information.

         The following financial statements and pro forma financial information are being filed with this Amendment No. 1:

Exhibit

No.                       Title of Document                          Location
-------                   -----------------                          --------
1.1          Audited Financial Statements of 5th Digit                 This
             Technologies, LLC at December 31, 2000                    Amend.
                                                                       No. 1

1.2          Unaudited Pro Forma Combined Financial Statements         This
             of Videolocity International, Inc. and 5th Digit          Amend.
             Technologies, LLC as of October 31, 2000                  No. 1

(c)      Exhibits.

         The following documents are included as exhibits to this report:

Exhibit    SEC Ref.
No.        No.         Title of Document                               Location
-------    ------      -----------------                               --------
2.1          2         Agreement between Videolocity International,    Original
                       Inc. and Fifth Digit Technologies, Inc.         Filing
                       dated as of December 20, 2000*

3.1          3         Designation of Rights, Preferences and          Original
                       Privileges for the Series A Voting Preferred    Filing
                       Stock of Videolocity International, Inc.


*The exhibits to the Agreement are not included in the foregoing exhibits. The Registrant undertakes to furnish supplementally to the Commission copies of any omitted items on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Videolocity International, Inc.


Dated: March 2, 2001                          By /s/ Jerry E. Romney, Jr.
                                                 -------------------------
                                                 Jerry E. Romney, Jr.
                                    President

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